Exhibit 10.2

Execution Version

FIFTH AMENDMENT TO THE ABL CREDIT AGREEMENT

This Fifth Amendment to the ABL Credit Agreement (this “Amendment”) is dated as of February 27, 2025 and is entered into by and among Arrow Bidco, LLC, a Delaware limited liability company (the “Administrative Borrower”), Topaz Holdings LLC, a Delaware limited liability company (“Holdings”), the other Loan Parties party hereto, Bank of America, N.A., as administrative agent and collateral agent for itself and the other Secured Parties (collectively, in such capacities, the “Agent”) and each of the Revolver Lenders party hereto (which shall constitute each of the Revolver Lenders under the Existing ABL Credit Agreement).

RECITALS

WHEREAS, reference is made to the ABL Credit Agreement, dated as of March 15, 2019 (as amended by the First Amendment to the ABL Credit Agreement, dated as of February 1, 2023, the Second Amendment to the ABL Credit Agreement, dated as of August 10, 2023, the Third Amendment to the ABL Credit Agreement, dated as of October 12, 2023, the Fourth Amendment to the ABL Credit Agreement, dated as of February 24, 2025 and as further amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing ABL Credit Agreement”, and as amended by this Amendment, the “Amended ABL Credit Agreement”), among the Administrative Borrower, Holdings, the Borrowers and Guarantors party thereto from time to time, the Lenders and Fronting Banks party thereto from time to time, and Bank of America, N.A., as the Agent and the Swingline Lender;

WHEREAS, subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 3 hereof, the Borrowers have requested to make certain amendments to the terms of the Existing ABL Credit Agreement as set forth in Section 2 hereof, and each Revolver Lender party hereto hereby agrees to amend such provisions as described, and on the terms set forth, herein;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.      Defined Terms. Capitalized terms used but not defined herein (including in the introductory paragraph hereof and the recitals hereto) shall have the meanings assigned to such terms in the Amended ABL Credit Agreement.

Section 2.      Amended ABL Credit Agreement.

(a)            Subject to the occurrence of the Fifth Amendment Effective Date, the Existing ABL Credit Agreement shall hereby be amended by amending and restating clause (ii) set forth in the proviso to the definition of “Revolver Facility Termination Date” to read as follows: “(ii) if any 2025 Senior Secured Notes remain outstanding on March 31, 2025 or, in the case of any Refinancing Indebtedness in respect of the 2025 Senior Secured Notes, remains outstanding on the date that is ninety-one (91) days prior to the stated maturity date thereof (either such date, the “2025 Springing Maturity Date”), the Revolver Facility Termination Date shall be the 2025 Springing Maturity Date.”

Section 3.      Conditions to Effectiveness of Amendment.

The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (the date of the satisfaction of such conditions precedent being referred to herein as the “Fifth Amendment Effective Date”):

(a)            Execution. The Agent executing this Amendment and receiving a duly executed counterpart of this Amendment from the Administrative Borrower, Holdings, the other Loan Parties and each of the Revolver Lenders under the Existing ABL Credit Agreement;

(b)            Fees and Expenses. Prior to or substantially concurrently with the Fifth Amendment Effective Date, the Administrative Borrower shall have paid (or shall have caused to be paid) all fees and reasonable out-of-pocket expenses required to be paid on or prior to the Fifth Amendment Effective Date (in the case of expenses, to the extent invoiced at least two Business Days prior to the Fifth Amendment Effective Date (except as otherwise agreed to by the Borrowers));

(c)            No Default. No Event of Default has occurred and is continuing on the Fifth Amendment Effective Date;

(d)            Representations and Warranties. The representations and warranties of each Loan Party in the Loan Documents shall be true and correct in all material respects as of the Fifth Amendment Effective Date and are hereby made (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and any representation or warranty qualified by materiality, material adverse effect or similar language shall be true and correct in all respects, but as so qualified); and

(e)            Closing Certificate. The Agent shall have received a certificate of a Senior Officer or “Authorized Officer” of the Administrative Borrower dated as of the Fifth Amendment Effective Date confirming satisfaction of the conditions set forth in clauses (c) and (d) of this Section 3.

Section 4.      Reaffirmation. Each Loan Party hereby (i) ratifies and affirms all the provisions of the Existing ABL Credit Agreement and the other Loan Documents as amended hereby, (ii) agrees that the terms and conditions of the Existing ABL Credit Agreement, the Security Documents and the other Loan Documents, including the guarantee and security provisions set forth therein, shall continue in full force and effect as amended hereby, and shall not be impaired or limited by the execution or effectiveness of this Amendment and (iii) acknowledges and agrees that the Collateral continues to secure, to the fullest extent possible in accordance with the Existing ABL Credit Agreement as amended hereby, the payment and performance of the applicable Secured Obligations in accordance with the Existing ABL Credit Agreement as amended hereby. The terms and conditions of the Guarantee and the Security Documents are hereby reaffirmed by the Loan Parties.

Section 5.      Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party hereby represents and warrants to the Agent and the Revolver Lenders that the following statements are true and correct:

(a)            each Loan Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment;

(b)            each Loan Party has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, in each case subject to (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, arrangement or similar laws relating to or affecting creditors’ rights generally and (ii) general equitable principles (whether considered in a proceeding in equity or at law); and

(c)            neither the execution, delivery or performance by any Loan Party of this Amendment nor compliance with the terms and provisions of this Amendment nor the consummation of the transactions contemplated hereby will (a) contravene any material provision of any Applicable Law applicable to such Loan Party, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Loan Party (other than Liens created under the Loan Documents and Permitted Liens) pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Loan Party is a party or by which it or any of its property or assets is bound, (c) violate any provision of the Organic Documents of such Loan Party, or (d) violate any provision of the 2025 Senior Secured Notes (or any permitted refinancing thereof).

Section 6.      Effect on the Loan Documents.

(a)            As of the Fifth Amendment Effective Date, each reference in the Existing ABL Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the “Credit Agreement” (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Amended ABL Credit Agreement.

(b)            Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)            The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Revolver Lender, the Swingline Lender, any Fronting Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents, except as expressly contemplated hereby. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing ABL Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby.

(d)            The parties hereto acknowledge and agree that, on and after the Fifth Amendment Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Amended ABL Credit Agreement.

Section 7.      GOVERNING LAW. THIS AMENDMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8.      Miscellaneous.

(a)            This Amendment is binding and enforceable as of the Fifth Amendment Effective Date against each party hereto and their respective successors and permitted assigns.

(b)            Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(c)            Each of the parties hereto hereby agrees that Sections 14.6, 14.8, 14.14 and 14.16 of the Existing ABL Credit Agreement are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this Amendment as if originally set forth herein.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers or representatives as of the day and year first above written.

ARROW BIDCO, LLC,
as the Administrative Borrower and a Guarantor

By:	/s/ Jason Vlacich
	Name:	Jason Vlacich
	Title:	Chief Financial Officer and Chief Accounting Officer

TOPAZ HOLDINGS LLC,
as Holdings and a Guarantor

By:	/s/ Jason Vlacich
	Name:	Jason Vlacich
	Title:	Chief Financial Officer and Chief Accounting Officer

TARGET LOGISTICS MANAGEMENT, LLC,
as a Borrower and a Guarantor,

By:	/s/ Jason Vlacich
	Name:	Jason Vlacich
	Title:	Chief Financial Officer and Chief Accounting Officer

TLM EQUIPMENT, LLC,
as a Borrower and a Guarantor

By:	/s/ Jason Vlacich
	Name:	Jason Vlacich
	Title:	Chief Financial Officer and Chief Accounting Officer

[Signature Page to Fifth Amendment to the ABL Credit Agreement]

US IRON BIDCO, LLC,
as a Borrower and a Guarantor

By:	/s/ Jason Vlacich
	Name:	Jason Vlacich
	Title:	Chief Financial Officer and Chief Accounting Officer

RL SIGNOR HOLDINGS, LLC,
as a Borrower and a Guarantor,

By:	/s/ Jason Vlacich
	Name:	Jason Vlacich
	Title:	Chief Financial Officer and Chief Accounting Officer

[Signature Page to Fifth Amendment to the ABL Credit Agreement]

BANK OF AMERICA, N.A.,
as the Agent and a Revolver Lender

By:	/s/ Jacob Garcia
	Name:	Jacob Garcia
	Title:	Senior Vice President

[Signature Page to Fifth Amendment to the ABL Credit Agreement]

TEXAS CAPITAL BANK,
as a Revolver Lender

By:	/s/ Stefanie Unruh
	Name:	Stefanie Unruh
	Title:	Director, ACO

[Signature Page to Fifth Amendment to the ABL Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Revolver Lender

By:	/s/ Philip Tancorra
	Name:	Philip Tancorra
	Title:	Vice President

By:	/s/ Suzan Onal
	Name:	Suzan Onal
	Title:	Director

[Signature Page to Fifth Amendment to the ABL Credit Agreement]

GOLDMAN SACHS BANK USA,
as a Revolver Lender

By:	/s/ Priyankush Goswami
	Name:	Priyankush Goswami
	Title:	Authorized Signatory

[Signature Page to Fifth Amendment to the ABL Credit Agreement]